Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated July 8, 2022

to the currently effective Statutory Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”), as each is supplemented from time to time, for Series N (Managed Asset Allocation Series) (the “Fund”)

This supplement provides new and additional information beyond that contained in the Statutory Prospectus, Summary Prospectus and SAI, and should be read in conjunction with the Statutory Prospectus, Summary Prospectus and SAI.

Effective immediately, Mr. Ryan Harder no longer serves as a portfolio manager for the Fund. Accordingly, any and all references to Mr. Harder are hereby deleted.

Please retain this supplement for future reference.

VT-SUPP-STATSUMPRO-SAI-0722x0523